SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549





                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): March 30, 2000


                          HADRON, INC.
     (Exact name of registrant as specified in its charter)

    NEW YORK                0-5404              11-2120726
(State or other jurisdiction(Commission File Number)(IRS Employer
 of incorporation)                         Identification No.)


        5904 Richmond Highway, Suite 300, Alexandria, Virginia
                             22303
            (Address of principal executive offices)
                           (Zip Code)


Registrant's telephone number, including area code:     (703)329-9400




  (Former name or former address, if changed since last report)

              The Exhibit Index appears on Page 6.

   Item 1.    Changes in Control of Registrant.

   Hadron, Inc. (the "Corporation") entered into a securities purchase agreement dated March 30, 2000 (the "Securities Purchase Agreement") with Jon M. Stout ("Stout"), Patricia W. Stout ("Ms. Stout"), the Stout Dynastic Trust ("Stout Trust"), J. Richard Knop ("Knop") and John D. Sanders ("Sanders") (collectively Stout, Ms. Stout, Stout Trust, Knop and Sanders being referred to as the "Purchasers") and C.W. Gilluly ("Gilluly") which was consummated on March 30, 2000 (the "Closing Date"). Stout, Ms. Stout, Stout Trust and Knop, are collectively referred to herein as the "Investors."

   On the Closing Date, pursuant to the Securities Purchase Agreement, the Purchasers purchased 2,250,000 shares of Common Stock (the "Shares") and warrants to purchase an additional 2,025,000 shares of Common Stock (the "Purchase Warrants"). In addition, two members of the Corporation's Board of Directors, William Howard and Robert J. Lynch, Jr. have resigned and Mr. Stout was appointed to serve the unexpired term of one of the directors. Promptly upon compliance with the requirements of
Section 14(f) of the Securities Exchange Act of 1934, as amended, and Rule 14(f)-1 promulgated thereunder, two additional designees of Investors will be appointed to serve the vacant unexpired terms of office of former members of the Corporation's Board of Directors. As a result, the Purchasers hold 2,313,475 shares or 45.7% of the Corporation's issued and outstanding Common Stock. Prior to the purchase, the Corporation's Chairman and former CEO, Gilluly, was the largest single holder of the Corporation's Common Stock, owning 501,875 shares or 17.9% of the Corporation's issued and outstanding Common Stock. The total consideration of $877,500 was paid in cash and was reported by the Purchasers to represent personal funds and funds held in a family trust for which Stout acts as trustee.

   On   the   Closing  Date,  following  the  execution  of   the
Securities Purchase Agreement, Purchasers, Gilluly and six (6) affiliates of Boles Knop & Company L.L.C. entered into a five (5) year voting agreement ("Voting Agreement"). Pursuant to the Voting Agreement, during its term, each party agrees to vote all of the Common Stock registered in his or her respective name and to take all necessary actions so that (i) the authorized number of members of the Board of Directors would continue to be five
(5) unless and until a greater number is directed or approved by the Investors; (ii) the Investors would be entitled to nominate (the "Investor Nominees") and to elect the Investor Nominees as the majority of the members of the Board; (iii) any Investor Nominee shall only be removed from the Board with or without cause, only upon written request or consent of the Investors;
(iv) in the event the Investor Nominee for any reason ceases to serve as a member of the Board of Directors, or any committee thereof, during his term of office, the resulting vacancy shall be filled by a newly designated Investor Nominee; and (v) upon the written direction or consent of the Investors, the Corporation shall take such actions as necessary to change its corporate domicile to the state of Delaware.

   As a result of the Purchaser's acquisition pursuant to the Securities Purchase Agreement and the execution and delivery of the Voting Agreement, the Investor members holding a majority of the shares of Common Stock held by all Investors have the power to vote or direct the vote of 2,866,875 shares or 56.7% of the Corporation's issued and outstanding Common Stock on all matters governed by the Voting Agreement. Further, in the event all presently exercisable warrants and options held by all parties to the Voting Agreement were exercised, the Investor members holding a majority of the shares of the Corporation's Common Stock held by all Investors would have the power, on all matters governed by the Voting Agreement, to vote 5,813,885 of the 8,006,536 shares of the Corporation's Common Stock which would, as a result, be issued and outstanding or 72.6%, which is deemed to be the direct and indirect beneficial ownership of the Investors.

On the Closing date, the Corporation, the Investors, Gilluly, Sanders, George F. Fowler, S. Amber Gordon, Robert J. Lynch, Donald E. Jewell, Jack Boles, Richard Miller, Susan Wright, Jeff Rubin, Jonathan Catherwood and Bob Wright (the "Holders") entered into a registration rights agreement (the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement, Investors holding a majority in interest in the outstanding Registrable Securities (as defined in the Registration Rights Agreement) have one right to demand that the Corporation register all, or any portion, of their Registrable Securities for public sale, in the manner specified in the Registration Rights Agreement (the "Demand Registration Right"). In addition, such Investors have the right, on unlimited occasions, to participate and have registered all, or a portion, of their Registrable Securities in the event the Corporation undertakes a public offering of its Common Stock, in the manner and on the terms set forth on the Registration Rights Agreement (the "Piggyback Registration Rights"). The parties to the Registration Agreement other than the Investors also have the right to participate and have all, or a portion, of their Registrable Securities included in a registration statement as to which the Investors exercise either their Demand Registration Right or Piggyback Registration Rights above-described, in the manner and on the terms specified on the Registration Rights Agreement.

Item 5.    Other Events.

   In connection with the Securities Purchase Agreement, United Bank (the "Bank") delivered a letter to the Corporation agreeing to waive certain financial covenants set forth in Section VI(A) of the June 29, 2000 loan and security agreement between the Bank, the Corporation, Avenue Technologies, Inc, Vail Research and Technology Corporation, SyCom Services, Inc., Engineering & Information Services, Inc, (collectively, the "Borrowers") and Gilluly in the original principal amount of $1,500,000 (the
"Loan"), upon the execution and delivery to the Bank of a guaranty of payment from Stout and an amended and restated guaranty by Gilluly and Martha Alice Gilluly (the "Gillulys") whereby Stout would agree to guaranty payment of fifty percent (50%) of the principal amount of the outstanding balance of the Loan in an amount not to exceed $750,000 and the Gillulys would agree to guaranty payment of fifty percent (50%) the principal amount of the outstanding balance of the Loan and the execution of a subordination agreement of the $430,000 Note dated February 15, 2000 from the Corporation to Gilluly.

   On April 12, 2000, the Bank, the Borrowers, the Gillulys and Stout (collectively, the "Guarantors") entered into an agreement to modify and extend the term of the Loan (the "First Modification and Extension Agreement"). Pursuant to the First Modification and Extension Agreement, the Borrowers and Guarantors acknowledged that there are no set-offs or defenses against the Note or the Loan and the maturity date of the Note was extended to October 31, 2000. The Bank and the Gillulys also executed an amended and restated guaranty of payment ("Amended and Restated Guaranty of Payment") whereby the Gillulys' liability on their obligations is not to exceed the lesser of (i) fifty percent (50%) of the principal amount of the outstanding balance of the Loan, and (ii) $750,000. The Bank, the Borrowers and Stout entered into a guaranty of payment on the same date
("Guaranty of Payment"), pursuant to which Stout agreed to guaranty the Loan, provided, however, that his liability is not to exceed the lesser of (i) fifty percent (50%) of the principal amount of the outstanding balance of the Loan and (ii) $750,000. In addition, the Bank, Gilluly and the Corporation entered into a subordination agreement whereby Gilluly agreed to Subordinate the lien and payment of that certain $430,000 Note dated February 15, 2000 from the Corporation to Gilluly to the payment in full of any liabilities of the Corporation to the Bank and to any liens, encumbrances or other security for the payment of such liabilities to the Bank. Pursuant to the subordination agreement, the Bank consented to the payment of $200,000 of the aforesaid $430,000 Note to Gilluly pursuant to the Securities Purchase Agreement, and further agreed to permit the payment of the balance of $230,000 of such Note, in accordance with the Securities Purchase Agreement, provided the Corporation was then in compliance with certain covenants contained in the Loan Agreement as modified and extended.

                           SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 14, 2000                        HADRON, INC.
                                             (Registrant)


                                   By:  /s/ JON M. STOUT

                                        Chief Executive Officer

                          EXHIBIT INDEX

4.1 Warrant issued to Jon M. Stout to purchase up to 235,161 shares of Hadron, Inc.'s Common Stock.

4.2 Warrant issued to Patricia W. Stout to purchase up to 230,769 shares of Hadron, Inc.'s Common Stock.

4.3 Warrant issued to Stout Dynastic Trust up to 1,015,380 shares of Hadron, Inc.'s Common Stock.

4.4 Warrant issued to J. Richard Knop to purchase up to 462,690 shares of Hadron, Inc.'s Common Stock.

4.5 Warrant issued to John D. Sanders to purchase up to 81,000 shares of Hadron, Inc.'s Common Stock.

9.1 Voting Agreement among certain holders of the common stock of Hadron, Inc., C.W. Gilluly and Jon M. Stout, Patricia W.
     Stout, the Stout Dynastic Trust and J. Richard Knop dated March
     30, 2000.

10.1 Securities Purchaser Agreement among Hadron, Inc., C.W.
     Gilluly, Jon M. Stout, Patricia W. Stout, the Stout Dynastic
     Trust and J. Richard Knop dated March 30, 2000.

10.2 Registration Rights Agreement dated March 30, 2000 among
     Hadron, Inc, Jon M. Stout, Patricia W. Stout, Stout Dynastic
     Trust and J. Richard Knop.

10.3 First Modification and Extension Agreement United Bank.
     Hadron, Inc., Avenue Technologies, Inc., Vail Research and
     Technology Corporation, Sycom Services, Inc. and Engineering and Information Services, Inc. and C.W. Gilluly, Martha Alice Gilluly and Jon M. Stout dated April 12, 2000.

10.4 Amended and Restated Guaranty of Payment between United Bank and C.W. Gilluly and Martha Alice Gilluly dated April 12, 2000.

10.5 Guaranty of Payment between United Bank and Jon Stout dated
     April 12, 2000.

10.6 Subordination Agreement among C.W. Gilluly, United Bank and
     Hadron, Inc. dated April 12, 2000.